UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 25, 2023

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Shenandoah Telecommunications Company (the “Company”) held its annual shareholder meeting. At the annual meeting, the following proposals were submitted to a vote of the Company’s shareholders:

Proposal 1 – Election of Directors

The following Director nominees were elected. All individuals elected as a Director will serve a three (3) year term expiring at the annual meeting of shareholders in 2026.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy Fitzsimmons	30,554,150	2,042,051	41,876	7,736,559
John W. Flora	31,795,051	818,754	24,272	7,736,559
Kenneth L. Quaglio	32,337,486	245,677	54,914	7,736,559

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of RSM US LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,094,528	164,819	115,289	-

Proposal 3 - Non-Binding Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding basis, the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,797,144	632,998	207,935	7,736,559

Proposal 4 - Non-Binding Vote on the Frequency of Future Shareholder Votes on Named Executive Officer Compensation

The Company’s shareholders voted, on a non-binding basis, on the frequency of future shareholder votes on the compensation paid to the Company’s named executive officers, as set forth below:

One (1) Year	Two (2) Years	Three (3) Years	Abstentions	Broker Non-Votes
30,463,589	138,657	1,957,216	78,615	7,736,559

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: April 26, 2023	/s/ Derek C. Rieger
Derek C. Rieger
Vice President – Legal and General Counsel
(Duly Authorized Officer)